UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2004

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(949) 362-5800

None
(Former name or former address, if changed since last report)

Item 7. Exhibits. 99.1 Press Release of Smith Micro Software, Inc. dated April 22, 2004.

Item 12.  Results of Operations and Financial Condition.

                On April 22, 2004, the Registrant issued a press release announcing its results of operations and financial condition for the fiscal quarter ended March 31, 2004.  The press release is attached to this report as Exhibit 99.1

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
(Registrant)
April 22, 2004	By: /s/ William W. Smith Jr.
Date	Name: William W. Smith Jr. Title: President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Exhibit

99.1	Press Release of Smith Micro Software, Inc. dated April 22, 2004.